Exhibit 99.1 KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391 Independent Accountants’ Report on Applying Agreed-Upon Procedures Triton Container International Limited (the “Company”) RBC Capital Markets, LLC Credit Suisse Securities (USA) LLC Mizuho Securities USA LLC MUFG Securities Americas Inc. (together, the “Specified Parties”) Re: Triton Container Finance VIII LLC, Series 2020-1 - Data File Procedures We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “TCF VIII Unit List vF3.xlsb” (the “Data File”), provided to us on August 12, 2020, containing certain information related to 510,593 containers (the “Containers”) as of July 31, 2020 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering of Trtiton Container Finance VIII LLC, Series 2020-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose. Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings: ● The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold. ● The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold. ● The term “materiality threshold” means that Box Price, Factory Price, and Net Book Value were within 3.0%, and Acceptance Date was within 30 days. ● The term “Sources” means the following information provided by the Company: Invoices, Purchase Contracts (including any exhibits thereto), Purchase Orders, Certificates of Final Inspection, Acceptance Certificates, screenshots from the Company’s fleet management system, a schedule listing the depreciation life and residual value by Equipment Type (the “Depreciation Schedule”), and Lease Agreements (Lease Contracts, Lease Addendums, and/or Lease Agreement Amendments). KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

A. The Company instructed us to select a random sample of 40 Containers (the “Sample Containers”) from the Data File. A listing of the Sample Containers is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Containers we were instructed to randomly select from the Data File. B. For each Sample Container, we compared or recomputed the attributes listed below to or using the corresponding information contained in the Sources. The Specified Parties indicated that the absence of any of the Sources or the inability to agree the indicated information from the Data File to the Sources, utilizing instructions provided by the Company, as applicable, for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was agreed. Attributes Sources / Instructions Birthmark Invoice, Purchase Contract, Purchase Order Box Price (or in case of a Sample Invoice, Purchase Contract, Purchase Order Container with Contract Code “Factory,” Factory Price) Net Book Value (“NBV”) Recompute the NBV using the straight-line depreciation method based on the OEC and the 1st day of the calendar month of the Acceptance Date (stated in the Data File) and the depreciation life and residual value by Equipment Type (stated in the Depreciation Schedule) Acceptance Date Inspection Date stated in the Certificate of Final Inspection (or the date thereof), Acceptance Date stated on the Acceptance Certificate (or the date thereof), Production Date in the Purchase Contract, or the Manufacture Date stated in screenshots from the Company’s fleet management system Manufacture Year The year of the Acceptance Date stated in the Data File For each Sample Container with an Acceptance Date in the month of December as stated in the Data File, the Company instructed us to consider the Manufacture Year to be the immediately following year of the Acceptance Date stated in the Data File. Age In Days Recomputed as the number of days from the Acceptance Date stated in the Data File to the Cutoff Date Equipment Type Invoice, Purchase Contract, Purchase Order, using instructions provided by the Company regarding acceptable abbreviations of Equipment Types listed in Exhibit B Lessee’s Name Lease Agreement For Sample Containers #16 and #17, the Company instructed us to compare the Lessee’s Name in the Data File to the control subsidiary or affiliate of the Lessee’s Name in the Lease Agreement. We confirmed the subsidiary or affiliate relationship through the Lessee’s website (provided by the Company) reflecting the two companies were affiliated. 2

Attributes Sources / Instructions The Company instructed us not to perform this procedure for Sample Containers subject to Contract Sub Type “Offhire.” Contract Sub Type Lease Agreement The Company instructed us to consider the Contract Sub Type to be: - “LTL” (long-term lease) if the Lease Agreement did not include a bargain purchase option and required a term of greater than one year - “SVC” (service lease) if the Lease Agreement stated the lease type as “Master Lease” The Company instructed us not to perform this procedure for Sample Containers subject to Contract Sub Type “Offhire.” Contractual Daily Rate Lease Agreement The Company instructed us not to perform this procedure for Sample Containers subject to Contract Sub Type “Offhire.” Contract Expiration Date Lease Agreement If the Lease Agreement required an on-hire term based on each Container’s date of delivery, the Company instructed us to recompute the Contract Expiration Date by adding such on-hire term to the last day of the build-up period stated in the Lease Agreement. For Sample Containers with Lease Type “SVC,” the Company instructed us to consider the information to be in agreement if the Lease Expiration Date was blank in the Data File. The Company instructed us not to perform this procedure for Sample Containers subject to Contract Sub Type “Offhire.” The information regarding the Sample Containers was found to be in agreement with the respective information stated in the Sources. C. For each Sample Container, we observed a “Gate Out” status in the Company’s fleet management system, or the presence of a signed Lease Agreement. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement. There were no conclusions that resulted from the procedures. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties. 3

The procedures performed were applied based on the information included in the Data File, the Sources, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation. The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition or leasing of the Containers to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers being securitized, (iii) the compliance of the lessor of the Containers with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO). The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur. This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation. /s/KPMG LLP Irvine, California August 17, 2020 4

Exhibit A

The Sample Containers

Sample Container Number	Birthmark	Sample Container Number	Birthmark
1	TCNU4534680	21	TCNU5369229
2	TCKU7393997	22	TRHU2896003
3	TLLU1473961	23	TRIU8162660
4	TRHU3971380	24	TCNU4626127
5	TCNU1663831	25	TTNU8570440
6	TCNU3870273	26	TLLU2878692
7	TCNU2064205	27	TCNU3870653
8	TCNU3908300	28	TCNU3257810
9	TCNU6697156	29	TLLU2439534
10	TCNU6737686	30	TCNU1595104
11	TCNU7901705	31	TLLU5289000
12	TCNU2519449	32	TLLU2160560
13	TCNU2465002	33	TLLU2511304
14	TCNU2802715	34	TLLU2831653
15	TCNU6714206	35	TCKU6649549
16	TCNU2118997	36	TLLU2605152
17	TCNU3891595	37	TCNU4510841
18	TRHU2248736	38	TLLU6176821
19	TTNU1127718	39	TCNU4268050
20	TCNU3095330	40	TRLU7246591

A-1

Exhibit B Acceptable Equipment Type Abbreviations provided by the Company Equipment Type Acceptable Description 20DC 20'X8'X8'6" ISO 1CC Dry Van Container 20'X8'X8'6" ISO Dry Cargo Container 20'X8'X8'6" Dry Cargo Container ISO 1CC, 20’X8’X8’6” 20GP Dry Cargo Container 20’ GP 40FR 40' x 8' x 8'6" Flatrack Container 40HC 40' X 8' X 9'6" Dry Cargo Container 40 HC Dry Cargo Container 40’ x 8’ x 9’6” ISO 1AAA Dry Van Container 40' Steel Dry Cargo Container 40'X8'X9'6" Steel Dry Cargo Container 40HR 40’ X 8’ X 9’6” HC Reefer Container 40'HCRF 40’ Reefer Container 40DC 40' x 8' x 8'6 Dry Cargo Containers B-1